UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2016

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51813 (Commission File Number)	52-2209244 (IRS Employer Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C., 20036
(Address of principal executive offices)  (Zip Code)

(202) 467-6868
(Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On January 5, 2016, Ms. Kathryn A. Domino notified Liquidity Services, Inc. (the “Company”) of her decision to resign as Chief Accounting Officer, effective as of February 5, 2016.  Ms. Domino will assist the Company with the transition of her responsibilities.  Ms. Domino’s decision to resign is solely for personal reasons and did not involve any disagreement with the Company, the Company’s management or the Board of Directors.  The Company has commenced an executive search to fill the Chief Accounting Officer position.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Date: January 11, 2016

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